UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 12, 2025
(Date of earliest event reported)

ANAPTYSBIO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37985	20-3828755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210,
San Diego, CA 92121
(Address of Principal Executive Offices, and Zip Code)

(858) 362-6295
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD.
On February 12, 2025, AnaptysBio, Inc. (“AnaptysBio” or the “Company”) issued a press release announcing top-line data from rosnilimab’s Phase 2b clinical trial in rheumatoid arthritis (the “Top-Line Data”), a copy of which is attached hereto as Exhibit 99.1.
On February 12, 2025, AnaptysBio presented a slide presentation regarding the Top-Line Data, a copy of which is attached hereto as Exhibit 99.2.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 8.01.    Other Events.
On February 12, 2025, AnaptysBio announced the Top-Line Data from the global 424-patient Phase 2b RENOIR trial of investigational rosnilimab, a depleter and agonist of PD-1+ T cells, for moderate-to-severe rheumatoid arthritis (RA).
The Phase 2b RENOIR trial is evaluating the efficacy, safety, tolerability, pharmacokinetics and pharmacodynamics of rosnilimab in patients with moderate-to-severe RA on background conventional disease-modifying antirheumatic drugs (cDMARDs) (e.g., methotrexate). The trial enrolled 424 patients with a mean baseline disease activity score -- 28 joints (DAS-28) C-Reactive Protein (CRP) score of 5.64 and mean baseline clinical disease activity index (CDAI) score of 37.7 across the U.S., Canada and Europe, who were either biologic or targeted synthetic DMARD (b/tsDMARD) naïve (n=250; 59%) or experienced (n=174; 41%). Patients classified as b/tsDMARD-experienced reported prior utilization of at least one biologic or targeted synthetic therapy, such as TNFα inhibitors, B cell inhibitors, selective costimulatory modulators or JAK inhibitors.
Patients were randomized to receive either 100mg of subcutaneous rosnilimab every four weeks (Q4W), 400mg Q4W, 600mg every two weeks (Q2W), or placebo. The primary endpoint was assessed at Week 12 and secondary endpoints were assessed at both Week 12 and Week 14. Following completion of the Week 14 visit, rosnilimab-treated patients who achieved CDAI low disease activity (LDA) of ≤ 10, continued their assigned treatment through Week 28 in a blinded, all-active treatment period.
Efficacy Endpoints
The trial achieved its primary endpoint of the mean change from baseline in DAS-28 CRP at Week 12 for all three doses of rosnilimab vs. placebo.
Rosnilimab achieved statistical significance in at least one dose and numerical superiority at all doses, including once monthly administration, on key secondary endpoints of ACR20, ACR50 and CDAI LDA at Week 12, even though higher than typical placebo rates were observed. Also, rosnilimab demonstrated the highest ever reported responses for these key secondary endpoints at Week 14. 69% of rosnilimab-treated patients achieved CDAI LDA at Week 14 and appear to show sustained CDAI LDA and ACR50 responses, as well as potentially deepening ACR70 responses out to Week 28.
Translational blood biomarker data, across all doses, showed similar immunological impact with robust on-target pharmacological activity in rosnilimab-treated patients that was not observed on placebo. Rosnilimab demonstrated rapid and sustained reduction of ~90% PD-1high T cells and ~50% of PD-1+ T cells, and an increase in total Tregs. Together, this resulted in a minimal impact on total T cell counts and favorable T cell composition reflective of healthy immune homeostasis. Additionally, a ~50% reduction in the mean CRP from baseline, an objective measure of inflammation, was observed in rosnilimab-treated patients through the entire trial period that was not observed on placebo.
At Week 14, 69% (71% of b/tsDMARD-naïve and 66% of b/tsDMARD-experienced) or 220 of the 318 rosnilimab-treated patients across all doses achieved CDAI LDA and were eligible to remain on continued active therapy through Week 28. As of the Dec. 10, 2024 data cutoff, these patients appear to show sustained CDAI LDA and ACR50 responses and potentially deepening ACR70 responses out to Week 28. This portion of the ongoing trial remains blinded, and complete Week 28 data are anticipated in Q2 2025.
Safety Data
Consistent with prior studies, these rosnilimab Phase 2b data demonstrate a favorable safety and tolerability profile. The data through Week 12 show:
•No malignancies
•No MACE
•No elevation of serious infections vs. placebo
•No anaphylaxis or systemic hypersensitivity associated with rosnilimab
•Low incidence of injection site reactions and similar to placebo
As of the Dec. 10, 2024 data cutoff, the safety profile for patients who achieved CDAI LDA through Week 14, and continued active therapy up to Week 28, remains consistent with the reported profile of all rosnilimab-treated patients through Week 12.
Forward-Looking Statements
This Current Report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from the Company’s clinical trials, including rosnilimab’s Phase 2b clinical trial in rheumatoid arthritis at Week 28 and Phase 2 clinical trial in ulcerative colitis; and whether current trends in partial 28 Week data will be maintained once complete Week 28 data becomes available. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Exhibit Number	Exhibit Title or Description
99.1	Press release issued by AnaptysBio, Inc. regarding the Top-Line Data, dated February 12, 2025.
99.2	Presentation regarding Top-Line Data, presented February 12, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AnaptysBio, Inc.
Date: February 12, 2025	By:	/s/ Eric Loumeau
Name: Eric Loumeau
Title: Chief Legal Officer